STATEMENT OF INVESTMENTS
BNY Mellon International Stock Fund

August 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Australia - 3.2%
Cochlear	431,100		61,095,592
CSL	551,000		116,231,618
			177,327,210
Canada - 3.1%
Alimentation Couche-Tard, Cl. B	3,619,700		118,135,952
Canadian National Railway	527,600		55,439,764
			173,575,716
China - 1.3%
CNOOC	64,174,000		73,032,268
Denmark - 8.6%
Chr. Hansen Holding	977,800	[a]	112,269,903
Coloplast, Cl. B	684,800		116,207,354
Novo Nordisk, Cl. B	1,920,600		127,210,711
Novozymes, Cl. B	2,005,512	[b]	118,672,013
			474,359,981
Finland - 2.4%
Kone, Cl. B	1,564,500		134,124,998
France - 9.5%
Air Liquide	642,700		106,646,629
Dassault Systemes	605,200		114,001,704
L'Oreal	307,500		101,609,874
LVMH Moet Hennessy Louis Vuitton	256,400		120,186,956
Total	2,042,104		80,662,873
			523,108,036
Germany - 4.9%
adidas	408,200		124,022,145
SAP	902,200		148,619,437
			272,641,582
Hong Kong - 6.9%
AIA Group	13,613,400		140,170,488
CLP Holdings	8,764,500		86,116,058
Hang Lung Properties	37,330,000		105,243,800
Hong Kong & China Gas	33,747,160		49,117,179
			380,647,525
Ireland - 2.0%
Experian	3,003,900		112,031,427
Japan - 25.2%
Daikin Industries	795,100		149,876,519
Daito Trust Construction	771,200		68,451,600

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 25.2% (continued)
FANUC		598,000		105,044,517
Kao		1,444,100		110,016,928
Keyence		427,280		176,212,910
Makita		2,050,900		94,881,839
MISUMI Group		1,837,800		48,272,290
Murata Manufacturing		1,900,000		112,656,375
Shimano		530,700		112,488,458
Shin-Etsu Chemical		1,011,600		123,065,345
SMC		314,100		172,745,362
Sysmex		1,382,900		120,865,839
				1,394,577,982
Netherlands - 2.2%
ASML Holding		331,990		124,519,458
Portugal - 1.2%
Galp Energia		6,398,300		68,504,910
Spain - 2.1%
Industria de Diseno Textil		4,075,900		114,546,617
Switzerland - 13.0%
Givaudan		30,300		127,039,106
Kuehne + Nagel International		667,600		129,280,801
Nestle		972,500		116,792,522
Novartis		1,310,000		113,095,193
Roche Holding		353,450		123,440,638
SGS		42,000		108,629,902
				718,278,162
Taiwan - 3.4%
Taiwan Semiconductor Manufacturing, ADR		2,400,400	[b]	190,231,700
United Kingdom - 8.5%
Compass Group		3,574,000		58,309,931
Diageo		3,160,000		106,004,542
Intertek Group		978,600		76,866,515
Reckitt Benckiser Group		1,184,100		118,871,710
Smith & Nephew		5,368,000		109,177,880
				469,230,578
Total Common Stocks (cost $3,454,720,233)				5,400,738,150
	1-Day Yield (%)
Investment Companies - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $126,025,632)	0.20	126,025,632	[c]	126,025,632

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $650,356)	0.20	650,356	[c]	650,356
Total Investments (cost $3,581,396,221)		99.8%		5,527,414,138
Cash and Receivables (Net)		.2%		8,326,857
Net Assets		100.0%		5,535,740,995

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $79,355,836 and the value of the collateral was $82,521,480, consisting of cash collateral of $650,356 and U.S. Government & Agency securities valued at $81,871,124.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon International Stock Fund

August 31, 2020 (Unaudited)

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	5,400,738,150	-	-	5,400,738,150
Investment Companies	126,675,988	-	-	126,675,988
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	37,039	-	37,039
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(25,392)	-	(25,392)

†  See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
BNY Mellon International Stock Fund

August 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
National Australia Bank
Japanese Yen	966,289,220	United States Dollar	9,148,733	9/1/2020	(25,392)
British Pound	3,669,398	United States Dollar	4,885,436	9/2/2020	19,684
British Pound	1,979,223	United States Dollar	2,628,386	9/1/2020	17,355
Gross Unrealized Appreciation					37,039
Gross Unrealized Depreciation					(25,392)

See notes to financial statements.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at August 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At August 31, 2020, accumulated net unrealized appreciation on investments was $1,946,017,917, consisting of $2,030,239,522 gross unrealized appreciation and $84,221,605 gross unrealized depreciation.

At August 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.